UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 21, 2026

C2 Blockchain, Inc.

(Exact name of registrant as specified in its charter)

NV	000-56340	87-2645378
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12818 SW 8th St Unit #2008

Miami, FL 33184

(Address of principal executive offices)

888-437-3432

(Registrant’s telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Unless otherwise indicated or the context otherwise requires, references in this report to “we,” “us,” “our,” “C2 Blockchain,” or the “Company” refer to C2 Blockchain, Inc.

Explanatory Note: This Amendment No. 1 on Form 8-K/A amends the Company’s Current Report on Form 8-K originally filed on January 23, 2026 (the “Original Form 8-K”) to correct and update disclosure under Item 3.02 (Unregistered Sales of Equity Securities) and Item 5.01 (Change in Control of Registrant). The amendment reflects a subsequently executed unanimous written consent of the Company’s Board of Directors dated February 3, 2026, which ratified and corrected the number of shares authorized for issuance in connection with the transaction described in the Original Form 8-K. Except as expressly amended hereby, all other information in the Original Form 8-K remains unchanged.

Item 3.02 Unregistered Sales of Equity Securities

On January 21, 2026, pursuant to a unanimous written consent of the Company’s Board of Directors, C2 Blockchain, Inc. approved the issuance of restricted shares of common stock to Mendel Holdings, LLC (“Mendel Holdings”), an entity solely controlled by Levi Jacobson, the Company’s sole officer and director, in consideration for services rendered.

Subsequently, on February 3, 2026, the Board executed a unanimous written consent ratifying and correcting the prior authorization to reflect the issuance of 45,000,000 restricted shares of the Company’s common stock, par value $0.001 per share, to Mendel Holdings in full satisfaction of all services rendered. No additional shares are owed or will be issued in respect of such services.

The shares are being issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder. The securities have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration.

No underwriters were involved in the transaction, and no general solicitation or advertising was used in connection with the offer or sale of the shares.

Item 5.01 Change in Control of Registrant

Mendel Holdings, LLC controlled more than 50% of the Company’s outstanding voting power prior to October 3, 2025. The Company’s ongoing sales of common stock to fund general operating expenses resulted in the dilution of voting power of Mendel Holdings and Levi Jacobson, causing them to cease to control the Company.

As corrected and ratified by the Board’s unanimous written consent dated February 3, 2026, the Company issued 45,000,000 restricted shares of common stock to Mendel Holdings, as described in Item 3.02 above. As a result of this issuance, Mendel Holdings and Levi Jacobson beneficially own approximately 53.8% of the Company’s outstanding common stock and hold voting control of the Company.

No changes to the Company’s officers or Board of Directors occurred in connection with this transaction.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C2 Blockchain, Inc.

Dated: February 3, 2026

By: /s/ Levi Jacobson

Levi Jacobson

Chief Executive Officer, President, and Director